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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 AUGUST 9, 2002
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         CAYMAN ISLANDS                   1-10809                 98-0191089
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              XL HOUSE, ONE BERMUDIANA ROAD, HAMILTON, BERMUDA HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.


On August 9, 2002, XL Capital Ltd issued the press release attached as Exhibit 99(a) and incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  Exhibits. The following exhibit is filed herewith:

          EXHIBIT NO.        DESCRIPTION
          -----------        --------------------------------------------------

             99(a) Press Release ("XL Capital Prices Issue of Preference Ordinary Shares") dated August 9, 2002.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 9, 2002


                                 XL CAPITAL LTD


                                 By:    /s/ Jerry M. de St. Paer
                                    ------------------------------------------
                                    Name:   Jerry M. de St. Paer
                                    Title:  Executive Vice President and
                                            Chief Financial Officer